Exhibit 99.1

Avalara Announces Third Quarter 2019 Financial Results

Third Quarter Total Revenue of $98.5 million

Approximately 11,240 Core Customers as of September 30, 2019

SEATTLE – November 5, 2019 – Avalara, Inc. (NYSE: AVLR), a leading provider of tax compliance automation for businesses of all sizes, today announced financial results for its third quarter ended September 30, 2019.

“Our third quarter was another strong performance for the company, highlighted by revenue growing 41% year over year,” said Scott McFarlane, Avalara co-founder and chief executive officer. “We continue to believe that the automation of transaction tax in our digital economy is inevitable. As technology becomes the backend to every business, government, and financial transaction, Avalara’s compliance cloud platform is designed to scale to support and enable those changes.”

Adoption of the New Revenue Recognition Standard – ASC 606

Avalara adopted the new revenue recognition accounting standard, Accounting Standards Codification (“ASC”) 606, effective January 1, 2019 on a modified retrospective basis. Financial results for reporting periods during 2019 are presented in compliance with the new revenue recognition standard. Historical financial results for reporting periods prior to 2019 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard ASC 605. This press release includes additional information to reconcile the impacts of the adoption of the new revenue recognition standard on the Company’s financial results for the three and nine months ended September 30, 2019, including the presentation of financial results during 2019 under ASC 605 for comparison to the prior year.

Third Quarter 2019 Financial Results – ASC 606 (standard adopted effective January 1, 2019)

•	Revenue: ASC 606 total revenue was $98.5 million. Subscription and returns revenue was $92.0 million. Professional services revenue was $6.5 million.

•	Gross Profit: ASC 606 GAAP gross profit was $68.7 million, representing a 70% gross margin. ASC 606 non-GAAP gross profit was $70.8 million, representing a 72% non-GAAP gross margin.

•	Operating Loss: ASC 606 GAAP operating loss was $13.9 million. ASC 606 non-GAAP operating loss was $2.2 million.

•	Net Loss: ASC 606 GAAP net loss was $12.4 million. ASC 606 non-GAAP net loss was $0.6 million.

•

Net Loss per Share: ASC 606 GAAP net loss per share was $0.16 based on 76.2 million weighted-average shares outstanding. ASC 606 non-GAAP net loss per share was $0.01 based on 76.2 million weighted-average shares outstanding.

•	Deferred Revenue: ASC 606 total deferred revenue was $148.5 million at September 30, 2019. The current portion of ASC 606 deferred revenue was $147.7 million at September 30, 2019.

•

Cash: Net cash provided by operating activities was $5.9 million, compared to $1.2 million provided by operating activities in the third quarter of 2018. Free cash flow was positive $3.6 million, compared to negative $3.6 million in the third quarter of 2018. Our cash and cash equivalents totaled $446.6 million at September 30, 2019.

•	Calculated Billings: Calculated billings were $108.5 million in the third quarter of 2019, compared to calculated billings of $78.8 million in the third quarter of 2018.

Third Quarter 2019 Financial Results – ASC 605

•

Revenue: ASC 605 total revenue was $98.5 million, up 41% from $69.9 million in the third quarter of 2018. Subscription and returns revenue was $92.1 million, up 42% from $64.6 million in the same period last year. Professional services revenue was $6.5 million, up 22% from $5.3 million in the same period last year.

•

Gross Profit: ASC 605 GAAP gross profit was $68.8 million, representing a 70% gross margin, compared to a GAAP gross profit of $49.7 million and a 71% gross margin in the third quarter of 2018. ASC 605 non-GAAP gross profit was $70.8 million, representing a 72% non-GAAP gross margin, compared to a non-GAAP gross profit of $51.3 million and a 73% non-GAAP gross margin in the third quarter of 2018.

•

Operating Loss: ASC 605 GAAP operating loss was $18.7 million, compared to a GAAP operating loss of $24.3 million in the third quarter of 2018. ASC 605 non-GAAP operating loss was $6.9 million, compared to a non-GAAP operating loss of $9.2 million in the third quarter of 2018.

•

Net Loss: ASC 605 GAAP net loss was $17.1 million, compared to a GAAP net loss of $24.1 million in the third quarter of 2018. ASC 605 non-GAAP net loss was $5.4 million, compared to a non-GAAP net loss of $9.0 million in the third quarter of 2018.

•

Net Loss per Share: ASC 605 GAAP net loss per share was $0.22 based on 76.2 million weighted-average shares outstanding, compared to a GAAP net loss per share of $0.36 based on 66.6 million weighted-average shares outstanding in the third quarter of 2018. ASC 605 non-GAAP net loss per share was $0.07 based on 76.2 million non-GAAP shares outstanding in the third quarter of 2019, compared to ASC 605 non-GAAP net loss per share of $0.14 based on 66.6 million non-GAAP shares outstanding in the third quarter of 2018.

•

Deferred Revenue: Total ASC 605 deferred revenue was $162.2 million at September 30, 2019, up from $134.7 million at December 31, 2018. The current portion of ASC 605 deferred revenue was $153.1 million at September 30, 2019, up from $125.3 million at December 31, 2018.

•	Cash: The adoption of ASC 606 did not have an impact on cash and free cash flow.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release.

Key Metrics

We ended the third quarter of 2019 with approximately 11,240 core customers, up from approximately 10,430 core customers at the end of the second quarter of 2019. Approximately 80 new core customers from our Compli acquisition were added following our integration of their customer base into our primary US billing system in the third quarter of 2019. Our net revenue retention rate was 113% in the third quarter of 2019 and has averaged 110% over the last four quarters.

Financial Outlook

For the fourth quarter of 2019, the Company currently expects:

•	ASC 606 total revenue between $99.5 and $100.5 million.
•	ASC 606 non-GAAP operating loss between $7.0 and $8.0 million.

For the full year 2019, the Company currently expects:

•	ASC 606 total revenue between $374.3 and $375.3 million.
•	ASC 606 non-GAAP operating loss between $13.2 and $14.2 million.

Conference Call Information

Avalara will host a conference call at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) today, November 5, 2019, to discuss its financial results and business highlights. The conference call can be accessed by dialing (844) 882-5970 from the United States and Canada or (647) 253-8697 internationally with conference ID 2882089. A live webcast of the call will also be available on the Avalara investor relations website at investor.avalara.com.

A telephone replay of the conference call will be available until 8:59 p.m. Pacific Time on Tuesday, November 12, 2019 and a webcast replay will also be archived at investor.avalara.com. The telephone replay will be available by dialing (800) 585-8367 from the United States and Canada or (416) 621-4642 internationally with conference ID 2882089.

About Avalara, Inc.

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, GST, excise, communications, lodging, and other indirect tax types. Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Canada, the U.K., Belgium, Brazil, and India. More information at www.avalara.com.

Forward-Looking Statements

This press release and the accompanying conference call contain forward-looking statements including, among others, statements about our financial outlook for the fourth quarter and full year 2019. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to sustain our revenue growth rate, to achieve or maintain profitability, and to effectively manage our anticipated growth; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; the timing of our introduction of new solutions or updates to existing solutions; our ability to successfully diversify our solutions by developing or introducing new solutions or acquiring and integrating additional businesses, products, services, or content; our ability to maintain and expand our strategic relationships with third parties; our ability to deliver our solutions to customers without disruption or delay; our exposure to liability from errors, delays, fraud, or system failures, which may not be covered by insurance; our ability to expand our international reach; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in any subsequent Quarterly Reports on Form 10-Q, all of which should be read in conjunction with our financial results and forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we have disclosed non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, non-GAAP shares outstanding, free cash flow, and calculated billings, which are all non-GAAP financial measures. We have provided tabular reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure at the end of this release.

•

We calculate non-GAAP cost of revenue, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense as GAAP cost of revenue, GAAP research and development expense, GAAP sales and marketing expense, and GAAP general and administrative expense before stock-based compensation expense and the amortization of acquired intangible assets included in each of the expense categories.

•

We calculate non-GAAP gross profit as GAAP gross profit before stock-based compensation expense and the amortization of acquired intangibles included in cost of revenue. We calculate non-GAAP gross margin as GAAP gross margin before the impact of stock-based compensation expense and the amortization of acquired intangibles included in cost of revenue as a percentage of revenue.

•

We calculate non-GAAP operating loss as GAAP operating loss before stock-based compensation expense, amortization of acquired intangibles, and goodwill impairments. We calculate non-GAAP net loss as GAAP net loss before stock-based compensation expense, amortization of acquired intangibles, and goodwill impairments.

•

We calculate non-GAAP shares outstanding for the nine months ended September 30, 2018 as GAAP weighted-average shares outstanding during the period adjusted as if (1) the conversion of preferred stock into common stock and (2) the issuance of 8,625,000 shares of common stock in our IPO had both occurred as of January 1, 2018.

•	We calculate non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP shares outstanding.
•	We define free cash flow as net cash (used in) provided by operating activities less cash used for the purchases of property and equipment.
•

We define calculated billings as total revenue plus the changes in deferred revenue and contract liabilities in the period. Because we recognize subscription revenue ratably over the subscription term, calculated billings can be used to measure our subscription sales activity for a particular period, to compare subscription sales activity across particular periods, and as an indicator of future subscription revenue, the actual timing of which will be affected by several factors, including subscription start date and duration.

Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. We believe that non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies.

As a result of adoption of ASC 606 effective January 1, 2019, non-GAAP financial measures for the three and nine months ended September 30, 2019, as computed in accordance with ASC 606, are not as comparable to non-GAAP financial measures for the three and nine months ended September 30, 2018, which are computed in accordance with ASC 605. Except for calculated billings, the reconciliation of non-GAAP measures provided below includes additional information to reconcile the impacts of the adoption of ASC 606 on the non-GAAP financial measures for the three and nine months ended September 30, 2019, including presentation of the non-GAAP measures for 2019 under ASC 605 for comparison to the prior periods.

The company has not reconciled its expectations of non-GAAP financial measures to the corresponding GAAP measures primarily because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Our definitions of these non-GAAP financial measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non-GAAP financial measures in conjunction with the related GAAP financial measure.

Definitions of Key Business Metrics

We also use key business metrics, such as core customers and net revenue retention rate.

Core Customers

We believe core customers is a key indicator of our market penetration, growth, and potential future revenue. We use core customers as a metric to focus our customer count reporting on our primary target market segment. We define a core customer as:

•

a unique account identifier in our billing system (multiple companies or divisions within a single consolidated enterprise that each have a separate unique account identifier are each treated as separate customers);

•	that is active as of the measurement date; and
•	for which we have recognized, as of the measurement date, greater than $3,000 in total revenue during the last twelve months.

Currently, our core customer count includes only customers with unique account identifiers in our primary U.S. billing systems and does not include customers who subscribe to our solutions through our international subsidiaries or certain legacy billing systems primarily related to past acquisitions. As we increase our international operations and sales in future periods, we may add customers billed from our international subsidiaries to the core customer metric.

We also have a substantial number of customers of various sizes who do not meet the revenue threshold to be considered a core customer. These customers provide us with market share and awareness, and we anticipate that some may grow into core customers. We believe there is strategic value to addressing the small business and self-serve segment of the marketplace.

Net Revenue Retention Rate

We believe that our net revenue retention rate provides insight into our ability to retain and grow revenue from our customers, as well as their potential long-term value to us. We also believe it reflects the stability of our revenue base, which is one of our core competitive strengths. We calculate our net revenue retention rate by dividing (a) total revenue in the current quarter from any billing accounts that generated revenue during the corresponding quarter of the prior year by (b) total revenue in such corresponding quarter from those same billing accounts. This calculation includes changes during the period for such billing accounts, such as additional solutions purchased, changes in pricing and transaction volume, and terminations, but does not reflect revenue for new billing accounts added during the one-year period.

Currently, our net revenue retention rate includes only customers with unique account identifiers in our primary U.S. billing systems and does not include customers who subscribe to our solutions through our international subsidiaries or certain legacy billing systems primarily related to past acquisitions.

Reported Consolidated Results

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended September 30,
	2019	2018
Revenue:
Subscription and returns	$91,986	$64,611
Professional services	6,539	5,308
Total revenue	98,525	69,919
Cost of revenue:
Subscription and returns	25,621	17,330
Professional services	4,157	2,906
Total cost of revenue (1)	29,778	20,236
Gross profit	68,747	49,683
Operating expenses:
Research and development (1)	21,871	13,285
Sales and marketing (1)	40,313	41,276
General and administrative (1)	20,511	10,235
Goodwill impairment	—	9,174
Total operating expenses	82,695	73,970
Operating loss	(13,948)	(24,287)
Other (income) expense:
Interest income	(2,202)	(676)
Interest expense	2	534
Other (income) expense, net	265	49
Total other (income) expense, net	(1,935)	(93)
Loss before income taxes	(12,013)	(24,194)
Provision for (benefit from) income taxes	341	(91)
Net loss	$(12,354)	$(24,103)

Net loss per share attributable to common shareholders, basic and diluted	$(0.16)	$(0.36)
Weighted average shares of common stock outstanding, basic and diluted	76,156	66,590

	For the Three Months Ended September 30,
(1) The stock-based compensation expense included above was as follows:	2019	2018
Cost of revenue	$828	$508
Research and development	1,781	906
Sales and marketing	2,135	1,589
General and administrative	5,178	1,334
Total stock-based compensation	$9,922	$4,337

The amortization of acquired intangibles included above was as follows:

Cost of revenue	$1,235	$1,121
Research and development	—	—
Sales and marketing	605	474
General and administrative	4	—
Total amortization of acquired intangibles	$1,844	$1,595

The total employer payroll tax expense on employee stock transactions included above was $1.5 million for the three months ended September 30, 2019, of which $0.1 million is included in cost of revenue, $0.1 million is included in research and development, $0.2 million is included in sales and marketing, and $1.1 million is included in general and administrative.

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	For the Nine Months Ended September 30,
	2019	2018
Revenue:
Subscription and returns	$255,225	$182,326
Professional services	19,569	12,849
Total revenue	274,794	195,175
Cost of revenue:
Subscription and returns	69,537	47,984
Professional services	12,883	8,393
Total cost of revenue (1)	82,420	56,377
Gross profit	192,374	138,798
Operating expenses:
Research and development (1)	56,823	38,332
Sales and marketing (1)	119,199	119,187
General and administrative (1)	53,764	28,787
Goodwill impairment	—	9,174
Total operating expenses	229,786	195,480
Operating loss	(37,412)	(56,682)
Other (income) expense:
Interest income	(4,251)	(811)
Interest expense	286	2,495
Other (income) expense, net	694	(423)
Total other (income) expense, net	(3,271)	1,261
Loss before income taxes	(34,141)	(57,943)
Provision for (benefit from) income taxes	629	(825)
Net loss	$(34,770)	$(57,118)

Net loss per share attributable to common shareholders, basic and diluted	$(0.48)	$(1.95)
Weighted average shares of common stock outstanding, basic and diluted	72,064	29,269

	For the Nine Months Ended September 30,
(1) The stock-based compensation expense included above was as follows:	2019	2018
Cost of revenue	$2,277	$1,181
Research and development	4,700	2,271
Sales and marketing	6,411	3,674
General and administrative	12,518	4,285
Total stock-based compensation	$25,906	$11,411

The amortization of acquired intangibles included above was as follows:

Cost of revenue	$3,635	$2,906
Research and development	—	—
Sales and marketing	1,653	1,483
General and administrative	11	17
Total amortization of acquired intangibles	$5,299	$4,406

The total employer payroll tax expense on employee stock transactions included above was $5.4 million for the nine months ended September 30, 2019, of which $0.5 million is included in cost of revenue, $0.9 million is included in research and development, $1.5 million is included in sales and marketing, and $2.5 million is included in general and administrative.

AVALARA, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2019	2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$446,563	$142,322
Trade accounts receivable—net of allowance for doubtful accounts	49,124	40,287
Deferred commissions	8,402	—
Prepaid expenses and other current assets	13,856	11,307
Total current assets before customer fund assets	517,945	193,916
Funds held from customers	16,665	13,113
Receivable from customers—net of allowance for doubtful accounts	690	270
Total current assets	535,300	207,299
Noncurrent assets:
Property and equipment—net	34,537	33,373
Goodwill	100,926	61,300
Intangible assets—net	24,543	19,371
Deferred commissions	27,206	—
Other noncurrent assets	2,420	1,589
Total assets	$724,932	$322,932

Liabilities and shareholders' equity
Current liabilities:
Trade payables	10,962	4,847
Accrued expenses	49,864	42,101
Accrued earnout liabilities	6,102	116
Deferred revenue	147,713	125,260
Total current liabilities before customer fund obligations	214,641	172,324
Customer fund obligations	17,306	13,349
Total current liabilities	231,947	185,673
Noncurrent liabilities:
Deferred revenue	753	9,393
Deferred tax liability	698	560
Deferred rent	15,905	17,317
Accrued earnout liabilities	9,399	—
Other noncurrent liabilities	2,361	436
Total liabilities	261,063	213,379
Commitments and contingencies
Shareholders' equity:
Preferred stock	—	—
Common stock	8	7
Additional paid-in capital	961,733	599,493
Accumulated other comprehensive loss	(3,122)	(2,345)
Accumulated deficit	(494,750)	(487,602)
Total shareholders’ equity	463,869	109,553
Total liabilities and shareholders' equity	$724,932	$322,932

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Three Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(12,354)	$(24,103)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	4,016	3,398
Goodwill impairment	—	9,174
Stock-based compensation	9,922	4,337
Deferred tax expense (benefit)	60	(143)
Amortization of deferred rent	(386)	(32)
Non-cash change in earnout liability	134	32
Non-cash bad debt expense (recovery)	152	(297)
Other	32	285
Changes in operating assets and liabilities:
Trade accounts receivable	(5,920)	(5,830)
Prepaid expenses and other current assets	(2,678)	(2,544)
Deferred commissions	(4,788)	—
Other noncurrent assets	(49)	(533)
Trade payables	2,350	(1,105)
Accrued expenses	5,706	9,095
Deferred rent (lease incentives)	—	579
Deferred revenue	9,655	8,865
Net cash provided by operating activities	5,852	1,178
Cash flows from investing activities:
Net (increase) decrease in customer fund assets	7,892	6,638
Cash paid for acquired intangible assets	(8)	(121)
Cash paid for acquisitions of businesses	(13,000)	—
Purchase of property and equipment	(2,246)	(4,745)
Net cash (used in) provided by investing activities	(7,362)	1,772
Cash flows from financing activities:
Payments of deferred financing costs	(157)	(1,462)
Payments on credit facility	—	(30,000)
Net increase (decrease) in customer fund obligations	(7,811)	(6,638)
Proceeds from exercise of stock options and common stock warrants	11,166	207
Proceeds from purchases of stock under employee stock purchase plan	4,629	—
Taxes paid related to net share settlement of stock-based awards	(1,090)	(109)
Payment related to business combination earnouts	(375)	—
Net cash (used in) provided by financing activities	6,362	(38,002)
Foreign currency effect on cash and cash equivalents	127	37
Net change in cash and cash equivalents	4,979	(35,015)
Cash and cash equivalents—Beginning of period	441,584	173,108
Cash and cash equivalents—End of period	$446,563	$138,093

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(34,770)	$(57,118)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	11,684	9,390
Goodwill impairment	—	9,174
Stock-based compensation	25,906	11,411
Deferred tax expense (benefit)	138	(1,110)
Amortization of deferred rent	(778)	231
Non-cash change in earnout liability	610	(430)
Non-cash bad debt expense (recovery)	602	(382)
Other	227	526
Changes in operating assets and liabilities:
Trade accounts receivable	(9,648)	(7,852)
Prepaid expenses and other current assets	(3,274)	(2,688)
Deferred commissions	(16,340)	—
Other noncurrent assets	(831)	(549)
Trade payables	4,818	(3,353)
Accrued expenses	2,305	6,095
Deferred rent (lease incentives)	—	579
Deferred revenue	24,782	25,978
Net cash provided by (used in) operating activities	5,431	(10,098)
Cash flows from investing activities:
Net (increase) decrease in customer fund assets	(3,986)	2,053
Cash paid for acquired intangible assets	(139)	(5,002)
Cash paid for acquisitions of businesses	(30,310)	—
Purchase of property and equipment	(7,196)	(12,914)
Net cash used in investing activities	(41,631)	(15,863)
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	192,510
Payments of deferred financing costs	(555)	(2,084)
Payments on credit facility	—	(63,000)
Proceeds from credit facility	—	23,000
Repayment of note payable	—	(234)
Net increase (decrease) in customer fund obligations	3,986	(2,053)
Proceeds from exercise of stock options and common stock warrants	51,583	5,787
Proceeds from purchases of stock under employee stock purchase plan	12,293	—
Taxes paid related to net share settlement of stock-based awards	(1,183)	(2,326)
Repurchase of shares	—	(1,806)
Payment related to business combination earnouts	(375)	—
Net cash provided by financing activities	340,454	149,794
Foreign currency effect on cash and cash equivalents	(13)	185
Net change in cash and cash equivalents	304,241	124,018
Cash and cash equivalents—Beginning of period	142,322	14,075
Cash and cash equivalents—End of period	$446,563	$138,093

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

	For the Three Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue:
Subscription and returns	$91,986	$71	$92,057	$64,611
Professional services	6,539	(49)	6,490	5,308
Total revenue	98,525	22	98,547	69,919
Cost of revenue:
Subscription and returns	25,621	—	25,621	17,330
Professional services	4,157	—	4,157	2,906
Total cost of revenue	29,778	—	29,778	20,236
Gross profit	68,747	22	68,769	49,683
Operating expenses:
Research and development	21,871	—	21,871	13,285
Sales and marketing	40,313	4,789	45,102	41,276
General and administrative	20,511	—	20,511	10,235
Goodwill impairment	—	—	—	9,174
Total operating expenses	82,695	4,789	87,484	73,970
Operating loss	(13,948)	(4,767)	(18,715)	(24,287)
Other (income) expense:
Interest income	(2,202)	—	(2,202)	(676)
Interest expense	2	—	2	534
Other (income) expense, net	265	—	265	49
Total other (income) expense, net	(1,935)	—	(1,935)	(93)
Loss before income taxes	(12,013)	(4,767)	(16,780)	(24,194)
Provision for (benefit from) income taxes	341	—	341	(91)
Net loss	$(12,354)	$(4,767)	$(17,121)	$(24,103)

Net loss per share attributable to common shareholders, basic and diluted	$(0.16)	$(0.06)	$(0.22)	$(0.36)
Weighted average shares of common stock outstanding, basic and diluted	76,156		76,156	66,590

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

	For the Nine Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue:
Subscription and returns	$255,225	$689	$255,914	$182,326
Professional services	19,569	(149)	19,420	12,849
Total revenue	274,794	540	275,334	195,175
Cost of revenue:
Subscription and returns	69,537	—	69,537	47,984
Professional services	12,883	—	12,883	8,393
Total cost of revenue	82,420	—	82,420	56,377
Gross profit	192,374	540	192,914	138,798
Operating expenses:
Research and development	56,823	—	56,823	38,332
Sales and marketing	119,199	16,340	135,539	119,187
General and administrative	53,764	—	53,764	28,787
Goodwill impairment	—	—	—	9,174
Total operating expenses	229,786	16,340	246,126	195,480
Operating loss	(37,412)	(15,800)	(53,212)	(56,682)
Other (income) expense:
Interest income	(4,251)	—	(4,251)	(811)
Interest expense	286	—	286	2,495
Other (income) expense, net	694	—	694	(423)
Total other (income) expense, net	(3,271)	—	(3,271)	1,261
Loss before income taxes	(34,141)	(15,800)	(49,941)	(57,943)
Provision for (benefit from) income taxes	629	—	629	(825)
Net loss	$(34,770)	$(15,800)	$(50,570)	$(57,118)

Net loss per share attributable to common shareholders, basic and diluted	$(0.48)	$(0.22)	$(0.70)	$(1.95)
Weighted average shares of common stock outstanding, basic and diluted	72,064		72,064	29,269

AVALARA, INC.

CONSOLIDATED BALANCE SHEETS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	September 30,			December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
	(unaudited)	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$446,563	$—	$446,563	$142,322
Trade accounts receivable—net of allowance for doubtful accounts	49,124	1,044	50,168	40,287
Deferred commissions	8,402	(8,402)	—	—
Prepaid expenses and other current assets	13,856	—	13,856	11,307
Total current assets before customer fund assets	517,945	(7,358)	510,587	193,916
Funds held from customers	16,665	—	16,665	13,113
Receivable from customers—net of allowance for doubtful accounts	690	—	690	270
Total current assets	535,300	(7,358)	527,942	207,299
Noncurrent assets:
Property and equipment—net	34,537	—	34,537	33,373
Goodwill	100,926	—	100,926	61,300
Intangible assets—net	24,543	—	24,543	19,371
Deferred commissions	27,206	(27,206)	—	—
Other noncurrent assets	2,420	—	2,420	1,589
Total assets	$724,932	$(34,564)	$690,368	$322,932

Liabilities and shareholders' equity
Current liabilities:
Trade payables	10,962	—	10,962	4,847
Accrued expenses	49,864	(4,843)	45,021	42,101
Accrued earnout liabilities	6,102	—	6,102	116
Deferred revenue	147,713	5,349	153,062	125,260
Total current liabilities before customer fund obligations	214,641	506	215,147	172,324
Customer fund obligations	17,306	—	17,306	13,349
Total current liabilities	231,947	506	232,453	185,673
Noncurrent liabilities:
Deferred revenue	753	8,353	9,106	9,393
Deferred tax liability	698	—	698	560
Deferred rent	15,905	—	15,905	17,317
Accrued earnout liabilities	9,399	—	9,399	—
Other noncurrent liabilities	2,361	—	2,361	436
Total liabilities	261,063	8,859	269,922	213,379
Commitments and contingencies
Shareholders' equity:
Preferred stock	—	—	—	—
Common stock	8	—	8	7
Additional paid-in capital	961,733	—	961,733	599,493
Accumulated other comprehensive loss	(3,122)	—	(3,122)	(2,345)
Accumulated deficit	(494,750)	(43,423)	(538,173)	(487,602)
Total shareholders’ equity	463,869	(43,423)	420,446	109,553
Total liabilities and shareholders' equity	$724,932	$(34,564)	$690,368	$322,932

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	For the Three Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Cash flows from operating activities:
Net loss	$(12,354)	$(4,767)	$(17,121)	$(24,103)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,016	—	4,016	3,398
Goodwill impairment	—	—	—	9,174
Stock-based compensation	9,922	—	9,922	4,337
Deferred tax expense (benefit)	60	—	60	(143)
Amortization of deferred rent	(386)	—	(386)	(32)
Non-cash change in earnout liability	134	—	134	32
Non-cash bad debt expense (recovery)	152	—	152	(297)
Other	32	—	32	285
Changes in operating assets and liabilities:
Trade accounts receivable	(5,920)	(79)	(5,999)	(5,830)
Prepaid expenses and other current assets	(2,678)	—	(2,678)	(2,544)
Deferred commissions	(4,788)	4,788	—	—
Other noncurrent assets	(49)	—	(49)	(533)
Trade payables	2,350	—	2,350	(1,105)
Accrued expenses	5,706	(335)	5,371	9,095
Deferred rent (lease incentives)	—	—	—	579
Deferred revenue	9,655	393	10,048	8,865
Net cash provided by operating activities	5,852	—	5,852	1,178
Cash flows from investing activities:
Net (increase) decrease in customer fund assets	7,892	—	7,892	6,638
Cash paid for acquired intangible assets	(8)	—	(8)	(121)
Cash paid for acquisitions of businesses	(13,000)	—	(13,000)	—
Purchase of property and equipment	(2,246)	—	(2,246)	(4,745)
Net cash (used in) provided by investing activities	(7,362)	—	(7,362)	1,772
Cash flows from financing activities:
Payments of deferred financing costs	(157)	—	(157)	(1,462)
Payments on credit facility	—	—	—	(30,000)
Net increase (decrease) in customer fund obligations	(7,811)	—	(7,811)	(6,638)
Proceeds from exercise of stock options and common stock warrants	11,166	—	11,166	207
Proceeds from purchases of stock under employee stock purchase plan	4,629	—	4,629	—
Taxes paid related to net share settlement of stock-based awards	(1,090)	—	(1,090)	(109)
Payment related to business combination earnouts	(375)	—	(375)	—
Net cash (used in) provided by financing activities	6,362	—	6,362	(38,002)
Foreign currency effect on cash and cash equivalents	127	—	127	37
Net change in cash and cash equivalents	4,979	—	4,979	(35,015)
Cash and cash equivalents—Beginning of period	441,584	—	441,584	173,108
Cash and cash equivalents—End of period	$446,563	$—	$446,563	$138,093

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	For the Nine Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Cash flows from operating activities:
Net loss	$(34,770)	(15,800)	$(50,570)	$(57,118)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	11,684	—	11,684	9,390
Goodwill impairment	—	—	—	9,174
Stock-based compensation	25,906	—	25,906	11,411
Deferred tax expense (benefit)	138	—	138	(1,110)
Amortization of deferred rent	(778)	—	(778)	231
Non-cash change in earnout liability	610	—	610	(430)
Non-cash bad debt expense (recovery)	602	—	602	(382)
Other	227	—	227	526
Changes in operating assets and liabilities:
Trade accounts receivable	(9,648)	(238)	(9,886)	(7,852)
Prepaid expenses and other current assets	(3,274)	—	(3,274)	(2,688)
Deferred commissions	(16,340)	16,340	—	—
Other noncurrent assets	(831)	—	(831)	(549)
Trade payables	4,818	—	4,818	(3,353)
Accrued expenses	2,305	(2,753)	(448)	6,095
Deferred rent (lease incentives)	—	—	—	579
Deferred revenue	24,782	2,451	27,233	25,978
Net cash provided by (used in) operating activities	5,431	—	5,431	(10,098)
Cash flows from investing activities:
Net (increase) decrease in customer fund assets	(3,986)	—	(3,986)	2,053
Cash paid for acquired intangible assets	(139)	—	(139)	(5,002)
Cash paid for acquisitions of businesses	(30,310)	—	(30,310)	—
Purchase of property and equipment	(7,196)	—	(7,196)	(12,914)
Net cash used in investing activities	(41,631)	—	(41,631)	(15,863)
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	—	274,705	192,510
Payments of deferred financing costs	(555)	—	(555)	(2,084)
Payments on credit facility	—	—	—	(63,000)
Proceeds from credit facility	—	—	—	23,000
Repayment of note payable	—	—	—	(234)
Net increase (decrease) in customer fund obligations	3,986	—	3,986	(2,053)
Proceeds from exercise of stock options and common stock warrants	51,583	—	51,583	5,787
Proceeds from purchases of stock under employee stock purchase plan	12,293	—	12,293	—
Taxes paid related to net share settlement of stock-based awards	(1,183)	—	(1,183)	(2,326)
Repurchase of shares	—	—	—	(1,806)
Payment related to business combination earnouts	(375)	—	(375)	—
Net cash provided by financing activities	340,454	—	340,454	149,794
Foreign currency effect on cash and cash equivalents	(13)	—	(13)	185
Net change in cash and cash equivalents	304,241	—	304,241	124,018
Cash and cash equivalents—Beginning of period	142,322	—	142,322	14,075
Cash and cash equivalents—End of period	$446,563	$—	$446,563	$138,093

AVALARA, INC.

UNAUDITED PRESENTATION AND RECONCILIATION TO NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

The following schedules reflect our non-GAAP financial measures and reconcile our non-GAAP financial measures to the related GAAP financial measures:

Summary of Non-GAAP Financial Measures:

	For the Three Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Non-GAAP cost of revenue	$27,715	$—	$27,715	$18,607
Non-GAAP gross profit	70,810	22	70,832	51,312
Non-GAAP gross margin	72%	0%	72%	73%
Non-GAAP research and development expense	$20,090	$—	$20,090	$12,379
Non-GAAP sales and marketing expense	37,573	4,789	42,362	39,213
Non-GAAP general and administrative expense	15,329	—	15,329	8,901
Non-GAAP operating loss	(2,182)	(4,767)	(6,949)	(9,181)
Non-GAAP net loss	(588)	(4,767)	(5,355)	(8,997)
Non-GAAP net loss per share	(0.01)	(0.06)	(0.07)	(0.14)
Free cash flow	3,606	—	3,606	(3,567)

	For the Nine Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Non-GAAP cost of revenue	$76,508	$—	$76,508	$52,290
Non-GAAP gross profit	198,286	540	198,826	142,885
Non-GAAP gross margin	72%	0%	72%	73%
Non-GAAP research and development expense	$52,123	$—	$52,123	$36,061
Non-GAAP sales and marketing expense	111,135	16,340	127,475	114,030
Non-GAAP general and administrative expense	41,235	—	41,235	24,485
Non-GAAP operating loss	(6,207)	(15,800)	(22,007)	(31,691)
Non-GAAP net loss	(3,565)	(15,800)	(19,365)	(32,127)
Non-GAAP net loss per share	(0.05)	(0.22)	(0.27)	(0.49)
Free cash flow	$(1,765)	$—	$(1,765)	$(23,012)

Reconciliation of Non-GAAP Financial Measures:

	For the Three Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of Non-GAAP Cost of Revenue:
Cost of revenue	$29,778	$—	$29,778	$20,236
Stock-based compensation expense	(828)	—	(828)	(508)
Amortization of acquired intangibles	(1,235)	—	(1,235)	(1,121)
Non-GAAP Cost of Revenue	$27,715	$—	$27,715	$18,607

Reconciliation of Non-GAAP Gross Profit:
Gross Profit	$68,747	$22	$68,769	$49,683
Stock-based compensation expense	828	—	828	508
Amortization of acquired intangibles	1,235	—	1,235	1,121
Non-GAAP Gross Profit	$70,810	$22	$70,832	$51,312

Reconciliation of Non-GAAP Gross Margin:
Gross margin	70%	0%	70%	71%
Stock-based compensation expense as a percentage of revenue	1%	0%	1%	1%
Amortization of acquired intangibles as a percentage of revenue	1%	0%	1%	2%
Non-GAAP Gross Margin	72%	0%	72%	73%

Reconciliation of Non-GAAP Research and Development Expense:
Research and development	$21,871	$—	$21,871	$13,285
Stock-based compensation expense	(1,781)	—	(1,781)	(906)
Amortization of acquired intangibles	—	—	—	—
Non-GAAP Research and Development Expense	$20,090	$—	$20,090	$12,379

Reconciliation of Non-GAAP Sales and Marketing Expense:
Sales and marketing	$40,313	$4,789	$45,102	$41,276
Stock-based compensation expense	(2,135)	—	(2,135)	(1,589)
Amortization of acquired intangibles	(605)	—	(605)	(474)
Non-GAAP Sales and Marketing Expense	$37,573	$4,789	$42,362	$39,213

Reconciliation of Non-GAAP General and Administrative Expense:
General and administrative	$20,511	$—	$20,511	$10,235
Stock-based compensation expense	(5,178)	—	(5,178)	(1,334)
Amortization of acquired intangibles	(4)	—	(4)	—
Non-GAAP General and Administrative Expense	$15,329	$—	$15,329	$8,901

Reconciliation of Non-GAAP Operating Loss:
Operating loss	$(13,948)	$(4,767)	$(18,715)	$(24,287)
Stock-based compensation expense	9,922	—	9,922	4,337
Amortization of acquired intangibles	1,844	—	1,844	1,595
Goodwill impairment	—	—	—	9,174
Non-GAAP Operating Loss	$(2,182)	$(4,767)	$(6,949)	$(9,181)

Reconciliation of Non-GAAP Net Loss:
Net loss	$(12,354)	$(4,767)	$(17,121)	$(24,103)
Stock-based compensation expense	9,922	—	9,922	4,337
Amortization of acquired intangibles	1,844	—	1,844	1,595
Goodwill impairment	—	—	—	9,174
Non-GAAP Net Loss	$(588)	$(4,767)	$(5,355)	$(8,997)

Reconciliation of Non-GAAP Net Loss Per Share:
Net loss per share	$(0.16)	$(0.06)	$(0.22)	$(0.36)
Stock-based compensation expense per share	0.13	—	0.13	0.07
Amortization of acquired intangibles per share	0.02	—	0.02	0.02
Goodwill impairment per share	—	—	—	0.14
Non-GAAP unweighted adjustment to common and preferred shares issued per share	—	—	—	—
Non-GAAP Net Loss Per Share	$(0.01)	$(0.06)	$(0.07)	$(0.14)

Computation of Non-GAAP Shares Outstanding:
Weighted average shares of common stock outstanding used in computing net loss per share	76,156	—	76,156	66,590
Non-GAAP adjustment to common and preferred shares issued	—	—	—	—
Non-GAAP Shares Outstanding Used in Computing Non-GAAP Net Loss Per Share	76,156	—	76,156	66,590

Free Cash Flow:
Net cash (used in) provided by operating activities	$5,852	$—	$5,852	$1,178
Purchases of property and equipment	(2,246)	—	(2,246)	(4,745)
Free Cash Flow	$3,606	$—	$3,606	$(3,567)

	For the Nine Months Ended September 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of Non-GAAP Cost of Revenue:
Cost of revenue	$82,420	$—	$82,420	$56,377
Stock-based compensation expense	(2,277)	—	(2,277)	(1,181)
Amortization of acquired intangibles	(3,635)	—	(3,635)	(2,906)
Non-GAAP Cost of Revenue	$76,508	$—	$76,508	$52,290

Reconciliation of Non-GAAP Gross Profit:
Gross Profit	$192,374	$540	$192,914	$138,798
Stock-based compensation expense	2,277	—	2,277	1,181
Amortization of acquired intangibles	3,635	—	3,635	2,906
Non-GAAP Gross Profit	$198,286	$540	$198,826	$142,885

Reconciliation of Non-GAAP Gross Margin:
Gross margin	70%	0%	70%	71%
Stock-based compensation expense as a percentage of revenue	1%	0%	1%	1%
Amortization of acquired intangibles as a percentage of revenue	1%	0%	1%	1%
Non-GAAP Gross Margin	72%	0%	72%	73%

Reconciliation of Non-GAAP Research and Development Expense:
Research and development	$56,823	$—	$56,823	$38,332
Stock-based compensation expense	(4,700)	—	(4,700)	(2,271)
Amortization of acquired intangibles	—	—	—	—
Non-GAAP Research and Development Expense	$52,123	$—	$52,123	$36,061

Reconciliation of Non-GAAP Sales and Marketing Expense:
Sales and marketing	$119,199	$16,340	$135,539	$119,187
Stock-based compensation expense	(6,411)	—	(6,411)	(3,674)
Amortization of acquired intangibles	(1,653)	—	(1,653)	(1,483)
Non-GAAP Sales and Marketing Expense	$111,135	$16,340	$127,475	$114,030

Reconciliation of Non-GAAP General and Administrative Expense:
General and administrative	$53,764	$—	$53,764	$28,787
Stock-based compensation expense	(12,518)	—	(12,518)	(4,285)
Amortization of acquired intangibles	(11)	—	(11)	(17)
Non-GAAP General and Administrative Expense	$41,235	$—	$41,235	$24,485

Reconciliation of Non-GAAP Operating Loss:
Operating loss	$(37,412)	$(15,800)	$(53,212)	$(56,682)
Stock-based compensation expense	25,906	—	25,906	11,411
Amortization of acquired intangibles	5,299	—	5,299	4,406
Goodwill impairment	—	—	—	9,174
Non-GAAP Operating Loss	$(6,207)	$(15,800)	$(22,007)	$(31,691)

Reconciliation of Non-GAAP Net Loss:
Net loss	$(34,770)	$(15,800)	$(50,570)	$(57,118)
Stock-based compensation expense	25,906	—	25,906	11,411
Amortization of acquired intangibles	5,299	—	5,299	4,406
Goodwill impairment	—	—	—	9,174
Non-GAAP Net Loss	$(3,565)	$(15,800)	$(19,365)	$(32,127)

Reconciliation of Non-GAAP Net Loss Per Share:
Net loss per share	$(0.48)	$(0.22)	$(0.70)	$(1.95)
Stock-based compensation expense per share	0.36	—	0.36	0.39
Amortization of acquired intangibles per share	0.07	—	0.07	0.15
Goodwill impairment per share	—	—	—	0.31
Non-GAAP unweighted adjustment to common and preferred shares issued (1) per share	—	—	—	0.61
Non-GAAP Net Loss Per Share	$(0.05)	$(0.22)	$(0.27)	$(0.49)

Computation of Non-GAAP Shares Outstanding:
Weighted average shares of common stock outstanding used in computing net loss per share	72,064	—	72,064	29,269
Non-GAAP adjustment to common and preferred shares issued (1)	—	—	—	36,842
Non-GAAP Shares Outstanding Used in Computing Non-GAAP Net Loss Per Share	72,064	—	72,064	66,111

Free Cash Flow:
Net cash (used in) provided by operating activities	$5,431	$—	$5,431	$(10,098)
Purchases of property and equipment	(7,196)	—	(7,196)	(12,914)
Free Cash Flow	$(1,765)	$—	$(1,765)	$(23,012)

(1)   The Company’s IPO closed on June 19, 2018 and 8,625,000 shares of common stock were issued. In connection with the IPO, the Company’s outstanding convertible preferred stock converted into 50,888,014 shares of common stock. See description of adjustment in “Use of Non-GAAP Financial Measures” section.

AVALARA, INC.

UNAUDITED PRESENTATION OF CALCULATED BILLINGS

	Three Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 (1)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Total revenue	$98,525	$91,299	$84,970	$76,923	$69,919	$63,879	$61,377	$58,035
Add:
Deferred revenue (end of period)	148,466	138,811	132,714	134,653	118,209	109,344	103,878	92,231
Contract liabilities (end of period)	4,843	4,508	4,208	—	—	—	—	—
Impact of adoption of ASC 606 on deferred revenue	—	—	11,250	—	—	—	—	—
Less:
Deferred revenue (beginning of period)	(138,811)	(132,714)	(134,653)	(118,209)	(109,344)	(103,878)	(92,231)	(84,637)
Contract liabilities (beginning of period)	(4,508)	(4,208)	—	—	—	—	—	—
Impact of adoption of ASC 606 on contract liabilities	—	—	(2,090)	—	—	—	—	—
Calculated billings	$108,515	$97,696	$96,399	$93,367	$78,784	$69,345	$73,024	$65,629

(1)	The first quarter of 2019 includes reconciling adjustments to exclude the one-time impact of adoption of ASC 606 as of January 1, 2019.

AVALARA, INC.

UNAUDITED PRESENTATION OF KEY BUSINESS METRICS

	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Number of core customers (as of end of period)	11,240	10,430	9,700	9,070	8,490	8,080	7,760	7,490
Net revenue retention rate	113%	111%	107%	108%	105%	108%	109%	105%

Investor Contact

Greg McDowell

ICR, LLC

investor@avalara.com

206-641-2425

Media Contact

Jesse Hamlin

Avalara

media@avalara.com

518-281-0631